UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41763	88-1368281
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu
Seoul, Republic of Korea	07231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2-2564-8588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2026, the Board of Directors (the “Board”) of Global Interactive Technologies, Inc. (the “Company”) appointed Taehoon Kim, the Company’s current Chief Executive Officer, as the Company’s Principal Financial Officer and Principal Accounting Officer, effective immediately. Mr. Kim’s appointment follows the previously announced resignation of Juhyon Shin from his role as the Company’s Chief Financial Officer.

Mr. Kim, age 52, was appointed as the Chief Technology Officer (CTO) and Vice President of Hanryu Holdings on June 1, 2022, and was later appointed as the interim Chief Executive Officer by the Board of Directors on February 26, 2024. Mr. Kim was the Founder of Rulemakr Inc. and served as CEO from June 2014 to May 2021. He also served as CEO at Webzen Mobile, Inc. from May 2012 to May 2014, as COO at Webzen, Inc. from September 2008 to April 2012, and as Director at NHN Games Corporation from August 2005 to August 2008. Mr. Kim earned a bachelor’s degree in the Department of German Language Education in Seoul National University in February 1997 and received his MBA from Seoul National University in February 2014.

Mr. Kim did not enter into any material plan, contract or arrangement with the Company in connection with his appointment as the Company’s Principal Financial Officer and Principal Accounting Officer.

There are no arrangements or understandings between Mr. Kim and any other person pursuant to which he was appointed as the Company’s Principal Financial Officer and Principal Accounting Officer, and there are no family relationships among any of the Company’s directors or executive officers and Mr. Kim. Additionally, Mr. Kim has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K other than the Company entering into a short-term loan agreement on January 8, 2025 with Mr. Kim with a principal amount of $583 and an interest rate of 0% that matured on January 7, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Interactive Technologies, Inc.

	By:	/s/ Taehoon Kim
Date: May 21, 2026	Name:	Taehoon Kim
	Title:	Chief Executive Officer